                                                                  EXHIBIT 10.19

                      FENWAY ADVISORY GROUP CONSULTING AGREEMENT



    This CONSULTING AGREEMENT (this "Agreement") is entered into this 22nd day of March, 1995 by and between MPTV, INC., a Nevada corporation having an office at 3 Civic Plaza, Suite 210, Newport Beach, California 92660 (hereinafter "MPTV") and FENWAY ADVISORY GROUP (hereinafter "Consultant"), having an address at 1901 AVENUE OF THE STARS, SUITE 2000, LOS ANGELES, CA. 90067.

                                      WITNESSETH

    WHEREAS, MPTV is a public corporation engaged in the operation of various business enterprises, including but not limited to the marketing and sale of timeshare interests, and is in need of consulting in the form of timeshare marketing assistance;

    WHEREAS, Consultant is engaged in consulting of this nature and Consultant is interested in providing MPTV with consulting services; and

    WHEREAS, MPTV wishes to engage Consultant to provide such services.

    NOW, THEREFORE, in consideration of the mutual promises, covenants and undertakings herein contained, the parties agree as follows:

    1. MPTV agrees to retain Consultant as an independent contractor, and not as an employee to MPTV, to provide consulting with respect to the marketing of timeshare interests, including but not limited to the providing to MPTV of lists of qualified prospective purchasers of timeshare interests, for a period of one
(1) year commencing with the effective date of this Agreement, unless terminated earlier in accordance with the terms of this Agreement.

    2. It is understood and agreed that Consultant shall render such consult ing services as requested by MPTV in all areas of the marketing of timeshare interests, including without limitation: (i) preparation and dissemination of communications to prospective timeshare purchasers and (ii) provision of promotional material regarding MPTV to timeshare interest brokers. Further duties of Consultant include:

         (a) Consultant shall only distribute materials that have been approved by MPTV prior to distribution.

         (b) Consultant may employ sub-contractors to assist in his duties; however, Consultant will be held responsible for all materials distributed.

         (c) Consultant hereby agrees that he or his sub-contractors will not distribute misleading information, make false statements or in any way deviate from standard practices as it relates to information distributed under the laws and regulations of the United States or State securities laws. Consultant hereby represents that he is familiar with the laws, rules and regulations and will conduct his efforts within the guidelines of those rules and laws.

         (d) Consultant shall be responsible for all costs associated with his efforts. MPTV acknowledges that substantial costs will be incurred by Consultant with respect to travel, telephone, postage and shipping.

         (e) MPTV realizes that the results of such efforts are difficult to measure, therefore, representatives of MPTV and Consultant will meet on a monthly basis to evaluate Consultant's efforts. Consultant agrees to furnish copies of all promotional materials used in relation to his efforts for MPTV.

         (f) Consultant understands and agrees that any deviation from the accepted practices as it relates to promotion for a public company, and misrepresentation or mailing of false or misleading information regarding MPTV will be grounds for immediate termination of this Agreement.

    3. In partial consideration for the services to be performed by Consultant under this Agreement, MPTV hereby grants to Consultant Warrants to purchase that number of shares of MPTV Common Stock with an aggregate value (as determined in that certain Warrant Agreement attached hereto as Exhibit "A") of $1,538,461. The terms and conditions of said Warrants shall be as set forth in the Warrant Agreement.

    4. The parties intend that Consultant will be an independent contractor and not an employee of MPTV. Therefore, none of the benefits that may be provided by MPTV to its employees, including but not limited to workers' compensation insurance, unemployment insurance or fringe benefits, shall be available from MPTV to Consultant. Further, MPTV and Consultant each understand that it shall be Consultant's responsibility to provide for all unemployment and other taxes, including withholding and social security, and all estimated taxes, business licenses and insurance (including but not limited to workers' compensation insurance and public liability insurance) arising out of or relating to this Agreement. Consultant hereby assumes all risks, burdens and liabilities associated with his status as an independent contractor, including and not limited to liability to third parties for the acts of his employees and agents which but for this status might otherwise be attributable to MPTV and/or covered by MPTV's insurance carriers. In furtherance of the foregoing, Consultant agrees that he will not assert or claim that he is not an independent contractor, and will in good faith defend his status as such.

    5. Any notices or other communications or documents to be given or permitted hereunder to any party shall be mailed first class, postage prepaid, and if to MPTV addressed to:

                                      MPTV, INC.
                               3 Civic Plaza, Suite 210
                           Newport Beach, California  92660

and if to Consultant, addressed to:

                                FENWAY ADVISORY GROUP
                         1901 AVENUE OF THE STARS, SUITE 2000
                                LOS ANGELES, CA.  90067

    6. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be expressly held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    7. This Agreement shall be binding on Consultant's heirs, legal representatives and assigns, and shall inure to the benefit of any successors and assigns of MPTV.

    8. Any waiver of a right under or breach of a provision of this Agreement shall not be a waiver of any other rights or subsequent breach of the same or other provisions of this Agreement.

    9. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

    10. This Agreement supersedes all previous agreements between the parties with respect to the subject matter hereof. This Agreement constitutes the entire agreement between the parties hereto and there are no understandings, representations or warranties of any kind whatsoever except as herein set forth.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate to be effective as of the date written above.


MPTV, INC.                             FENWAY ADVISORY GROUP


By:/s/ James C.  Vellema                    By:/s/ Neil Sullivan
   ------------------------                ------------------------
   JAMES C. VELLEMA                            NEIL SULLIVAN, PRESIDENT
   Chief Executive Officer

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH WARRANT MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THIS WARRANT AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.


                                      MPTV, INC.

                           WARRANT TO PURCHASE COMMON STOCK


    1. SHARES SUBJECT TO WARRANT. Subject to the terms and conditions herein set forth, FENWAY ADVISORY GROUP is entitled to purchase from MPTV, INC., a Nevada corporation (the "Company"), on or before June 1, 1995 (the "Expiration Date"), that number of fully-paid and non-assessable shares of Common Stock of the Company as determined pursuant to Section 2 hereof (the "Warrant Shares") upon surrender hereof at the principal office of the Company, and, at the election of the holder hereof, upon either payment of the purchase price at said office in cash or by wire transfer or check. Subject to adjustment as hereinafter provided, the purchase price of each share of Common Stock shall be as determined pursuant to Section 2 hereof (the "Warrant Price").

    2. NUMBER OF WARRANT SHARES; WARRANT PRICE. The number of Warrant Shares issuable hereunder shall equal (i) that number of shares of the Company's Common Stock which has an aggregate Value (as defined herein) on March 21, 1995 of $65,625.00 (the "First Warrant Shares"), plus (ii) that number of shares of the Company's Common Stock which has an aggregate Value, on May 1, 1995, of $1,472,836 (the "Second Warrant Shares"). For purposes of this Agreement, "Value" shall mean the closing sales price of a share of the Company's Common Stock as quoted on the Nasdaq Small-Cap Market for the date specified. The Warrant Price for a particular share of Common Stock shall be equal to the Value of a First Warrant Share or a Second Warrant Share, as the case may be. In consideration for the Warrants for the First Warrant Shares, the holder shall pay to the Company the sum of $43,000.00 in cash, and in consideration for the Warrants for the Second

Warrant Shares, the holder shall pay to the Company the sum of $957,000 in cash. Those sums shall be credited against the aggregate Warrant Price for the First Warrant Shares and the Second Warrant Shares, respectively. In order to exercise any of the Warrants, the holder shall supply the Company with lists of qualified prospective timeshare purchasers. For every 200 such names provided, the holder shall receive credit for one percent of the aggregate Warrant Price, provided that in no event shall the aggregate credit received by the holder exceed 35%.

    3. REPURCHASE OF FIRST WARRANT SHARES; CANCELLATION OF PURCHASE OF SECOND WARRANT SHARES. The Company shall have the right, for a period of 30 days from the date of issuance of the First Warrant Shares, to repurchase said Shares by paying to the holder thereof, in cash or by cashier's or certified check, an amount equal to two times the aggregate Warrant Price for said Shares. The Company shall also have the right, exercisable until close of business on May 25, 1995 (provided that the holder shall not have previously fully exercised its right to purchase the Second Warrant Shares), to terminate the right of the holder of this Warrant to purchase the Second Warrant Shares. Said right must be exercised by written notice received by the holder on or before May 25, 1995. No portion of the Warrant Price previously paid by the holder shall be refundable in the event of such termination.

    4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES. The Warrant Price and the number or kind of securities issuable upon the exercise of this Warrant shall be proportionately adjusted for any increase or decrease in the number of outstanding Warrant Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of outstanding shares of Common Stock affected without receipt of consideration by the Company.

    5. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any subscription hereunder. Any fractional shares that would otherwise be issuable hereunder shall be rounded to the nearest whole share.

    6. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle its holder to any of the rights of a shareholder of the Company.

    7. RESERVATION OF STOCK. During the period this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this

Warrant. The Company represents and warrants that its issuance of this Warrant will constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

    8. EXERCISE OF WARRANT. The holder's ability to exercise this Warrant is subject to the Company having obtained all necessary governmental approvals prior to such exercise; provided, however, that if the holder has tendered the Warrant Price to the Company on or before the Expiration Date for the purpose of exercising this Warrant, this Warrant shall be deemed exercised, pending receipt of such governmental approval, and shall not expire, notwithstanding the occurrence of the Expiration Date after such tender. The Company shall use its best efforts promptly to obtain such approvals after the date hereof. Subject to such approvals, this Warrant may be exercised by the registered holder or its registered assigns, in whole but not in part, by the surrender of this Warrant at the principal office of the Company, accompanied by payment in full of the Warrant Price as described above. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of shares of Common Stock issuable upon such exercise.

    9. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the Warrant Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

    10.  RESTRICTIONS ON TRANSFER OF WARRANT; REGISTRATION RIGHTS.

         (a) RESTRICTIONS ON TRANSFERABILITY. The Warrant and the Warrant Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each holder will cause any proposed purchaser, assignee, transferee, or pledgee of the

Warrant Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 9.

         (b) REGISTRATION RIGHTS. The Warrant Shares shall be registered by the Company, pursuant to a registration statement on Form S-8 within one month from the date hereof.

    11. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of California. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be mailed by registered or certified mail (airmail in cases where the sending and receiving parties are located in different countries), postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

         ISSUED this 22ND day of March, 1995.


                                       MPTV, INC.
                                       a Nevada Corporation




                                       By:  /s/ Hurley C. Reed
                                           -------------------------------------
                                            HURLEY C. REED, PRESIDENT

                                  SUBSCRIPTION FORM

                     (To be signed only upon exercise of Warrant)

To: MPTV, INC.


    The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by that WARRANT for, and to purchase under that Warrant, 110,000 shares of Common Stock of the Company and herewith makes payment of $43,000 for those shares, and requests that the certificates for the shares, and requests that the certificates for the shares be issued in the name of, and delivered to, FENWAY ADVISORY GROUP, whose address is 1901 AVENUE OF THE STARS, SUITE 2000 LOS ANGELES, CA. 90067.

Dated:   March 22, 1995

                                  (Signature must conform in all respects to name of holder as specified on the face of the attached Warrant.)


                                     FENWAY ADVISORY GROUP
                                  ---------------------------------------------



                                  By: /s/ Neil Sullivan
                                      ------------------------------------------
                                         NEIL SULLIVAN



                                  Title:  PRESIDENT
                                         ---------------------------------------

                                         ---------------------------------------



                                  Address: 1901 AVENUE OF THE STARS, SUITE 2000
                                           -------------------------------------
                                            LOS ANGELES, CA.  90067
                                           -------------------------------------